                                                                Exhibit 10.11

                      AMENDMENT NO. 1 TO CREDIT AGREEMENT
                      -----------------------------------



     This AMENDMENT NO. 1 is entered into as of this 11th day of July, 1996 (this "Amendment") among WILSONS LEATHER HOLDINGS INC., a Minnesota corporation (the "Borrower"), GENERAL ELECTRIC CAPITAL CORPORATION, a New York corporation (in its individual capacity, "GE Capital"), for itself, as Lender, as Swing Line Lender and as Agent for Lenders, and the other Lenders signatory hereto from time to time.

                                    Recitals
                                    --------

     WHEREAS, the Borrower, GE Capital and the Lenders are parties to that certain Credit Agreement dated as of May 25, 1996 (the "Credit Agreement"; all capitalized terms used herein and not otherwise defined herein shall have the meaning ascribed to them in the Credit Agreement), providing for a revolving credit facility to the Borrower of up to $150,000,000; and

     WHEREAS, the designation of one of the Lenders, Signet Bank, in the Credit Agreement is inaccurate as to the precise form of its legal name; and

     WHEREAS, the Borrower, the Lenders and GE Capital consent to this Amendment to the Credit Agreement for purposes of showing the proper legal name of one of the Lenders.

     NOW, THEREFORE, in consideration of the foregoing recitals and the mutual agreements contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

         1. Each and every reference to "Signet Business Credit, as Lender" in the Credit Agreement be and hereby is amended and replaced in its entirety with the words "Signet Bank, as Lender". Accordingly, each and every reference to "Signet Business Credit" in the Credit Agreement shall be construed to be a reference to "Signet Bank".



                            [signature pages follow]

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the date first written above.

                              WILSONS LEATHER HOLDINGS INC.

                              By:
                                 ---------------------------------

                              Title:
                                    ------------------------------

                              GENERAL ELECTRIC CAPITAL
                              CORPORATION, as Agent, Lender and
                              Swing Line Lender

                              By:
                                 ---------------------------------

                              Title:
                                    ------------------------------


                              THE FIRST NATIONAL BANK OF BOSTON,
                              as Lender

                              By:
                                 ---------------------------------

                              Title:
                                    ------------------------------


                              SANWA BUSINESS CREDIT CORPORATION,
                              as Lender

                              By:
                                 ---------------------------------

                              Title:
                                    ------------------------------


                              SIGNET BANK, as Lender

                              By:
                                 ---------------------------------

                              Title:
                                    ------------------------------

                              THE CIT GROUP/BUSINESS CREDIT, INC.,
                              as Lender

                              By:
                                 ---------------------------------

                              Title:
                                    ------------------------------


                              TRANSAMERICA BUSINESS CREDIT
                              CORPORATION, as Lender

                              By:
                                 ---------------------------------

                              Title:
                                    ------------------------------


                              CORESTATES BANK N.A., as Lender

                              By:
                                 ---------------------------------

                              Title:
                                    ------------------------------


                              BANKAMERICA BUSINESS CREDIT, INC.,
                              as Lender

                              By:
                                 ---------------------------------

                              Title:
                                    ------------------------------


                              FIRST BANK NATIONAL ASSOCIATION,
                              as Lender

                              By:
                                 ---------------------------------

                              Title:
                                    ------------------------------


                                       3